MAY 15, 2018

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2018

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

Effective as of May 15, 2018, Laura S. Quade no longer serves as Treasurer of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” and together, the “Companies”). Ms. Quade remains as a Vice President of each Company. Effective as of the same date, Amy N. Furlong is appointed as Treasurer and Vice President of each Company. Accordingly, the “Officers and Interested Directors” table in the section entitled “Fund Management” in the above referenced SAI is revised to delete the title of Treasurer with respect to Ms. Quade and add the following information with respect to Ms. Furlong:

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

This Supplement should be retained with your SAI for future reference.

May 2018